UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

LEARN CW INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40885	98-1583469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11755 Wilshire Blvd.
Suite 2320
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 324-2990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	LCW.U	NYSE
Class A Ordinary Shares included as part of the units	LCW	NYSE
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCW.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 11, 2023, the shareholder of the Company held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) for the following purposes:

(1)
to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Extension Amendment Proposal”) to extend the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 13, 2021 from October 13, 2023 to October 13, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve (12) times by an additional one month each time, unless the closing of an initial business combination has occurred, provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account established in connection with the Company’s initial public offering for each such one-month extension period the lesser of (x) $150,000 or (y) $0.03 per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, which may be made in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

(2)
to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) upon the exercise of the right of a holder of the Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

(3)
to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Redemption Limitation Amendment Proposal,” and collectively with the Extension Amendment Proposal and the Founder Share Amendment Proposal, the “Article Amendment Proposals”) to eliminate the limitation that the Company may not redeem Class A ordinary shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001;

(4)
to consider and vote upon a proposal to approve the re-appointment, by way of ordinary resolution by the holders of Class B ordinary shares, each of Alan Howard and Ellen Levy to the board of directors of the Company, to serve until the third annual general meeting of shareholders following the Shareholder Meeting or until his or her successor is elected and qualified (the “Director Appointment Proposal”); and

(5)	to consider and vote upon a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

As of the record date for the Shareholder Meeting, there were 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares issued and outstanding. At the Shareholder Meeting, there were 22,826,968  ordinary shares of the Company voted by proxy or in person, which constituted a quorum.

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Extension Amendment Proposal

For	Against	Abstain
22,826,968	0	0

Accordingly, the Extension Amendment Proposal was approved.

Founder Share Amendment Proposal

For	Against	Abstain
22,826,968	0	0

Accordingly, the Founder Share Amendment Proposal was approved.

Redemption Limitation Amendment Proposal

For	Against	Abstain
22,617,918	209,050	0

Accordingly, the Redemption Limitation Amendment Proposal was approved.

Director Appointment Proposal

For	Against	Abstain
5,630,000	0	0

Accordingly, the Director Appointment Proposal was approved.

As there were sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Director Appointment Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Effective upon the approval of the Article Amendment Proposals, on October 11, 2023, the amended and restated memorandum and articles of association of the Company were amended pursuant to the resolutions set forth as Annex A, Annex B and Annex C to the definitive proxy statement relating to the Shareholder Meeting filed by the Company with the Securities and Exchange Commission on September 21, 2023. Copies of such amendments to the amended and restated memorandum and articles of association of the Company are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Shareholders holding 13,661,579 Class A ordinary shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $145.2 million (approximately $10.63 per share) will be removed from the Trust Account to pay such holders. Following redemptions, the Company will have 9,338,421 Class A ordinary shares outstanding.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARN CW INVESTMENT CORPORATION

Dated: October 13, 2023	By:	/s/ Robert Hutter
	Name:	Robert Hutter
	Title:	Chief Executive Officer